SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) July 20, 2004
                                                          -------------



                              FIRST MARINER BANCORP
               (Exact name of Registrant as specified in Charter)





       Maryland                     000-21815                    52-1834860
State or other Jurisdiction (Commission File Number)(IRS Employer Identification
  of incorporation)                                                  No.)


                     3301 Boston Street, Baltimore, MD 21224
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 342-2600
                                                           --------------




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events and Required FD Disclosure

On July 20, 2004, the Registrant announced that its Board of Directors has approved a share repurchase program of up to 300,000 shares (approximately 5%) of the Registrant's outstanding common stock. The repurchase program will consist of open market or private purchases of stock over the next 24 months.

Item 12.  Results of Operations and Financial Condition

On July 20, 2004, the Registrant issued a press release reporting its financial results for the period ended March 31, 2004. A copy of this press release is being furnished as Exhibit 99.1 and is incorporated by reference into Item 12.

The information in this Item 12 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Exhibits.

                  99.1     Press release dated July 20, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST MARINER BANCORP



Date: July 21, 2004           By:  /s/ Joseph A. Cicero
                                   -----------------------------------------
                                   Joseph A. Cicero
                                   President and Chief Operating Officer


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                                  EXHIBIT INDEX



Exhibit
Number   Description of Exhibit
-------  ----------------------

99.1     Press release dated July 20, 2004.